Exhibit 10(j)




                            AMENDMENT NO. 7
                   TO LOAN AND SECURITY AGREEMENT
                   AND OTHER TRANSACTION DOCUMENTS

    The Loan and Security Agreement dated June 11, 1997, between OTR EXPRESS, INC., as Debtor, and HSBC BUSINESS LOANS, INC. (now known as HSBC Business Credit (USA) Inc.), as Secured Party (the Loan and
Security Agreement, as amended from time to time, is hereinafter referred to as the "Loan Agreement"), and the Transaction Documents (as defined in the Loan Agreement), are hereby amended as follows:

                              RECITALS

    A. Debtor has advised Secured Party that various Events of Default (as defined in the Loan Agreement) exist and are continuing under the Loan Agreement, including, without limitation, violations of the financial covenants contained in Item 30 of the Schedule to the Loan Agreement; and

    B. Debtor has requested that Secured Party forbear from enforcing any of its rights and remedies under the Loan Agreement, the other Transaction Documents and applicable law; and

    C. Secured Party is willing to forbear from enforcing its rights and remedies under the Loan Agreement, the other Transaction Documents and applicable law on the terms set forth herein, but only if Debtor agrees to the terms and conditions set forth herein.

    NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants of the parties, the parties agree as follows:

    1. Debtor acknowledges and agrees that the security interests and liens granted by Debtor to Secured Party under the Loan Agreement and the other Transaction Documents remain first and valid security interests in and liens on the Collateral. Debtor represents and warrants that as of the date of this Amendment, there are no claims, setoffs or defenses to Secured Party's exercise of any rights or remedies available to Secured Party under the Transaction Documents.

    2. The Loan Agreement and the other Transaction Documents are hereby amended in the following respects:

        a. The definition of the term "Maximum Amount" appearing in Section 1.1(bb-1) of the Loan Agreement is hereby deleted and the following is inserted in place thereof:

                 "(bb-1)   MAXIMUM AMOUNT means $7,500,000.00."

        b. The Amended and Restated Promissory Note dated June 30, 1999 in the principal amount of $10,000,000.00 from Debtor, as maker, payable to the order of Secured Party is hereby amended by deleting all references therein to the amount $10,000,000.00 and substituting in place thereof the amount $7,500,000.00.

     3. Debtor and Secured Party agree that for the period commencing on the date of this Amendment and continuing through and including March
31, 2001, the $1,000,000.00 reserve against Receivables created pursuant to Section 2.3 of the Loan Agreement shall be reduced to $750,000.00. Effective April 1, 2001, the reserve will again be $1,000,000.00 without further action by either Secured Party or Debtor. The amount of such reserve will be subtracted from the Receivables Borrowing Base when calculating the amount of the Borrowing Capacity.

    4. Debtor hereby acknowledges that Secured Party reserves and preserves all of its rights and remedies under the Loan Agreement, the other Transaction Documents and applicable law arising from or relating to any Events of Default that now exist or hereafter arise under the Loan Agreement or the other Transaction Documents and agrees that Secured Party may exercise such rights and remedies at any time and from time to time without further notice to Debtor. Debtor agrees that by entering into this Amendment, Secured Party is not waiving any Events of Default that exist on the date of this Amendment or the right to exercise any rights or remedies under the Loan Agreement, the other Transaction
Documents or applicable law at any time in the future.

     5. Contemporaneously with the execution of this Amendment by Debtor, Debtor shall pay to Secured Party a loan modification fee of $5,000.00.

     6. Debtor represents and warrants to Secured Party that as of the date of this Amendment:

        a. Except as disclosed in writing to Secured Party on the date hereof, Debtor is not in default under the terms and provisions of the Loan Agreement or any other Transaction Document. No Event of Default, nor any condition, event, act or omission which with notice or lapse of time, or both, would become an Event of Default, exists under the terms and provisions of the Loan Agreement or the other Transaction Documents.

        b. Debtor is duly organized, validly existing and in good standing under the laws of the State of Kansas.

        c. The execution, delivery and performance by Debtor of this Amendment have been duly authorized by all necessary corporate action and have received the requisite corporate approvals.

        d. This Amendment constitutes the valid and legally binding obligation of Debtor and is enforceable against Debtor in accordance with its terms.

        e. The execution and delivery of this Amendment shall not constitute a violation of, or default under, or conflict with any term or provision of any contract, lease or other agreement to which Debtor is a party or by which Debtor is bound. Except as disclosed in writing to Secured Party on the date hereof, Debtor is not in default under any material contract or agreement to which it is a party or by which it is bound, or to which any of its property is subject, nor has any event occurred which after the giving of notice or the passage of time, or both, would constitute a default under any such contract or agreement other than those which have been waived by the non-defaulting party or satisfied by Debtor.

     7. Except as specifically amended or modified herein, all of the terms, conditions and covenants contained in the Loan Agreement and the other Transaction Documents shall remain in full force and effect and are hereby fully ratified and confirmed. If and to the extent that any of the terms and provisions of the Loan Agreement and the other Transaction Documents, as originally executed and previously amended, are in conflict with or inconsistent with any of the terms and provisions of this Amendment, this Amendment shall govern. All Transaction Documents shall be deemed amended to be consistent with the terms of this Amendment. Debtor agrees that it has no defenses, setoffs or counterclaims to Secured
Party's enforcement of its rights and remedies under the Loan
Agreement, the other Transaction Documents and applicable law.

     8. Capitalized terms used in this Amendment shall have the same meanings as specified in the Loan Agreement, except as otherwise expressly provided herein.

     9. The terms and conditions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     10. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO
EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE.  TO PROTECT DEBTOR
AND SECURED PARTY FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY
AGREEMENTS REACHED COVERING SUCH MATTERS ARE CONTAINED IN THE
TRANSACTION DOCUMENTS, WHICH ARE THE COMPLETE AND EXCLUSIVE
STATEMENT OF THE AGREEMENT BETWEEN THE PARTIES, EXCEPT AS THEY
MAY LATER AGREE IN WRITING TO MODIFY IT.

     IN WITNESS WHEREOF, this Amendment No. 7 to Loan and Security Agreement and Other Transaction Documents (the "Amendment") has been executed by the parties as of the 22 day of February, 2001.

                                              DEBTOR:

                                              OTR EXPRESS, INC.

                                              By:   /s/ William P. Ward
                                              William P. Ward
                                              President and Chief Executive
                                              Officer


                                              By:   /s/ Steven W. Ruben
                                              Steven W. Ruben
                                              Vice President and
                                              Chief Financial Officer


                                              SECURED PARTY:

                                              HSBC BUSINESS CREDIT (USA) INC.
                                              (formerly known as HSBC
                                              Business Loans, Inc.)

                                              By:   /s/ M. Catherine Draper
                                              M. Catherine Draper, Vice
                                               President